AGREEMENT, dated as of June 16, 1997 (the "Agreement"), among Consumer Health Network, Inc. a New Jersey corporation ("CHN" or the "Seller"), the shareholders of the Seller set forth on Exhibit A hereto (individually a "Shareholder" and collectively the "Shareholders"), CHN Acquisition Corp., a New Jersey corporation ("Newco") and Complete Management, Inc., a New York corporation ("Complete").

                                   WITNESSETH:

      WHEREAS, the respective Boards of Directors of each of Newco, Complete and Seller deem it desirable and in the best interests of their respective corporations and shareholders that Seller merge with and into Newco (the "Merger") in accordance with the Agreement and Plan of Merger of even date herewith (the "Merger Agreement") and the applicable laws of the State of New Jersey;

      NOW, THEREFORE, the parties hereby agree as follows:

                                    ARTICLE I

               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

      Each Shareholder, for himself only, and not jointly, hereby represents and warrants to and agrees with Newco and Complete, as follows:

      1.01 Ownership. As of the date hereof, such Shareholder owns beneficially and of record the number of shares of Seller Common Stock set forth opposite his name on Exhibit A.

      1.02 No Liens. Except as set forth on Schedule 1.02, and except for the obligation of the Shareholder to deliver shares under the Merger Agreement, the shares of Seller Common Stock owned by such Shareholder are free and clear of all liens, charges, encumbrances and restrictions of any kind and nature whatsoever and none of such shares is subject to any agreement whatsoever with respect to the voting, sale or pledge thereof or any like matter, nor has any proxy been granted to any corporation, company, partnership, joint venture, other entity or natural person (a "Person") with respect to any such shares of Seller Common Stock.

      1.03 Authorization of Agreement. This Agreement has been duly and validly executed and delivered by or on behalf of such Shareholder and constitutes a valid obligation of such Shareholder, enforceable in accordance with its terms against such Shareholder, except to the extent that such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the

      1.04 Complete Documents. Complete has distributed to such Shareholder, and such Shareholder represents and warrants to Complete that such Shareholder has had an opportunity to review, prior to his execution and delivery of this Agreement, Complete's Form 10-K for the year ended December 31, 1996 and Complete's Form 10-Q for the quarter ended March 31, 1997 and the Final Prospectus dated December 5, 1996, each as filed by Complete with the Securities and Exchange Commission together with any amendments thereto (the "Commission Reports").

      1.05 Investment Intent. All shares of Complete Common Stock to be acquired by each Shareholder pursuant to this Agreement are being acquired for such

Shareholder's own account, solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof other than in compliance with federal and state securities laws. Such Shareholder acknowledges that all such shares of Complete Common Stock have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction, and that all such shares of Complete Common Stock bear a legend in substantially the following form:

            "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

      1.06 Full Disclosure. Each Shareholder with respect to any representation or warranty made individually by such Shareholder, whether in this Agreement or in any document to be delivered by such Shareholder pursuant hereto, further represents and warrants that such representations and warranties do not contain or will not contain any untrue statement of a material fact or fail or will fail to state any material fact necessary to make any statement herein or therein not materially misleading.

                                   ARTICLE II

                          COVENANTS OF THE SHAREHOLDERS

      2.01 Covenant Not to Compete. For the period beginning on the Closing Date and ending on the fifth anniversary thereof (the "Non-Compete Period"), each of the Shareholders except Nancy C. Romeo hereby covenants and agrees that without Complete's prior written consent, such except Nancy C. Romeo Shareholder will not anywhere in the States of New York, New Jersey or Connecticut (i) compete, directly or indirectly, with Complete or any of its affiliates in the business or activities in which the Seller is now engaged (the "Seller's Business"); (ii) directly or indirectly, on such Shareholder's own behalf or on behalf of or as an employee or agent of any other person or entity, contact or approach any person or business, wherever located, for the purpose of competing with Complete in the Seller's Business, in the States of New York, New Jersey or Connecticut;
(iii) participate as a director, officer, consultant, or partner of, or have any other direct or indirect financial interest in, any enterprise which engages in the Seller's Business in the States of New York, New Jersey or Connecticut; provided, however, that each Shareholder may own up to two (2%) percent of the capital stock of any corporation (other than Complete as to which this proviso shall not apply) required to file reports pursuant to the Securities Exchange Act of 1934 that is in competition with the Seller; or (iv) participate as an employee, agent, representative or consultant in, or render any services to, any enterprise in which he has responsibilities for activities which compete, directly or indirectly, with the Seller's Business in the States of New York, New Jersey or Connecticut, except for Joseph H.

Carabello who may continue to operate CPR Medical Marketing and Communications Inc., and Saverio R. Garruto who may continue to operate Garruto, Carr & Company, P.C., each as he currently does, without any restriction whatsoever.

      2.02 Confidential Information. During the Non-Competition Period and at any time thereafter, such Shareholder (other than Nancy C. Romeo) shall keep secret and retain in strictest confidence, and shall not use for the benefit of himself or others, all confidential matters relating to the Seller's Business, including, without limitation, customer lists, operational methods and other business affairs relating to the Seller's Business known by such Shareholder and, except as otherwise required by law, shall not disclose such information to anyone, except with Complete's express prior written consent.

      2.03 Non-Solicitation. Each Shareholder except Nancy C. Romeo shall not at any time during the Non-Compete Period (i), directly or indirectly, hire, solicit or encourage to leave the employment of Complete or any of its affiliates, any employee of Complete or any of its affiliates who work in or perform services for the Seller's Business, including any person who has left the employment of Complete or any of its affiliates during the six months preceding the end of the Non-Compete Period, or (ii) solicit business from or services to any entity that was a customer of Newco during the Non Compete Period.

      2.04 Acknowledgment; Severability. Each of the Shareholders except Nancy
C. Romeo acknowledges that the restrictions contained in Sections 2.01, 2.02 and
2.03 are reasonable and necessary to protect the business and interests of Complete and that any violation of these restrictions will cause substantial and irreparable injury to Complete. Therefore, each Shareholder agrees that Complete is entitled, in addition to any other remedies, to preliminary and permanent injunctive relief to secure specific performance, and to prevent a breach or contemplated breach, of Sections 2.01, 2.02 and/or 2.03 The restrictions set forth herein shall be construed as independent covenants, and the existence of any claim or cause of action against Complete, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by Complete of the restrictions contained in Sections 2.01, 2.02 and 2.03. In the event that the provisions of Sections 2.01, 2.02 and/or 2.03 should ever be deemed to exceed the time or geographic limitations or any other limitations permitted under applicable laws, then such provisions shall be deemed reformed to the maximum extent permitted by applicable laws. The parties acknowledge that the provisions of this Article II shall not apply to Nancy C. Romeo.

                                   ARTICLE III

                                 INDEMNIFICATION

      3.01 Indemnification by the Shareholders. The Shareholders hereby jointly and severally covenant and agree with Newco and Complete that, to the extent of the Escrow Fund described in Section 3.04 hereof they shall reimburse and indemnify Newco and Complete and their respective successors and assigns (individually an "Indemnified Party") and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) incurred by any of them due to, arising out of, or in connection with, a breach of any of the representations, warranties, covenants or agreements made by Seller in the Merger Agreement (a "Claim"), provided that they have been given notice of the subject matter of the indemnification providing reasonable details as to all claims on or before 18 months after the Closing . In no event shall the Shareholders have any personal liability for the indemnification obligations set forth in this Section 3.01, the liability therefor being limited to the Escrow Fund described in Section 3.04.

      3.02 Indemnification by Complete. Complete hereby covenants and agrees with the Shareholders that it shall reimburse and indemnify the Shareholders and their respective successors and assigns (also individually an "Indemnified Party") and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) incurred by any of them due to, arising out of, or in connection with, a breach of any of the representations, warranties, covenants or agreements made by Complete or Newco in this Agreement or the operation by Complete of the Seller's Business after the Closing (also a "Claim").

      3.03 Right to Defend, etc.

            (a) If the facts giving rise to any such indemnification shall involve any actual Claim or demand by any third party against an Indemnified Party, the indemnifying party shall be entitled to notice of and entitled to defend or prosecute such Claim at its expense and through counsel of its own choosing if it advises in writing of its intention to do so to the Indemnified Party within thirty (30) days after notice of such Claim has been given to the indemnifying party (without prejudice to the right of any Indemnified Party to participate at its expense through counsel of its own choosing). Such Indemnified Party shall cooperate in the defense and/or settlement of such Claim, but shall be entitled to be reimbursed, as provided herein, for all costs and expenses incurred by it in connection therewith. No settlement of any Claim may be made without the consent of the indemnifying party, which consent may not be unreasonably withheld; provided, however, that if such indemnifying party has been offered the opportunity to defend such Claim and has elected not to do so then settlement may be made without the consent of the indemnifying party.

            (b) Notwithstanding Section 3.03(a) hereof, if, in the reasonable opinion of Complete, any Claim involves an issue or matter which could have a materially adverse effect on the business, operations, assets or prospects of Complete or Newco, then, and in such event, Complete shall have the right to control the defense or settlement of any such Claim. If Complete should so elect to exercise such right, the indemnifying party shall have the right to participate in, but not control, the defense or settlement of such Claim. No settlement of any such Claim may be made without the consent of the indemnifying party, which consent may not be unreasonably withheld.

      3.04 Escrow Fund.

      (a) Immediately after receipt by the Shareholders of Complete Common Shares as part of the First Consideration, they shall deliver to Morse, Zelnick, Rose &

Lander LLP, in escrow, such number of shares as have a value of not less than One Million Dollars ($1,000,000), when valued at the price used in determining the issuance thereof. Such shares, together with the Additional Consideration, if any, shall constitute a fund out of which any obligation of the Shareholders under this Article III shall be paid and satisfied (such fund being herein called the "Escrow Fund"). Until any securities deposited in the Escrow Fund are withdrawn by Complete pursuant hereto, each Shareholder shall each retain the right to exercise voting powers relating to his proportionate share of such securities and to substitute property of equal value therefor. Each Shareholder shall be entitled to such Shareholder's proportionate share of any dividends or other income in respect to any securities or cash held in escrow as in this Section provided, and Complete promptly after the receipt by it of any such dividends or income, shall pay the same, proportionally, to the Shareholders. The Escrow Fund shall be held by Complete until the expiration of 18 months from the Closing and at the end of such period the Escrow Fund, less any reduction thereof pursuant hereto and less amounts reasonably necessary to satisfy claims asserted hereunder but not determined prior to such date, shall be returned to the Shareholders in proportion to their contribution, and at the end of the Indemnity Period the balance of the Escrow Fund, if any, less reductions shall be returned to the Shareholders.

      (b) At the time of any payment by Complete to any third person because of a breach of any warranty or representation by the Shareholders, or at the time the amount of any liability on the part of the Shareholders under this Section is determined (which in the case of payments to third parties shall be the dates of such payments), the amount of such payment or liability shall be deducted and withdrawn by Complete from Escrow Fund. Shares used for such purpose, shall be valued at the Closing Price of Complete Common Stock on the trading day immediately preceding the date on which such liability is finally determined.

                                   ARTICLE IV

                               REGISTRATION RIGHTS

      4.01 In the event that, during the period between the first and second anniversary of the Closing, the Company is not current in its filings as required by the Securities and Exchange Act of 1934, as amended, then the Shareholders shall be entitled to the rights described in a Registration Rights Agreement of even date herewith between Complete and the Shareholders.

                                    ARTICLE V

                               GENERAL PROVISIONS

      5.01 Survival of Representations, Warranties, Covenants, and Agreements. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution of this Agreement and the closing of the transactions contemplated by this Agreement for a period of 18 months following the Closing. If any claim for indemnity has been timely made but has not been resolved by the parties prior to the expiration of the applicable time period of survival them, and in such event, such claim shall survive until finally resolved.

      5.02 Expenses. Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this

Agreement and the transactions contemplated including all accounting, auditing and legal fees hereby shall be paid by the party incurring such expense.

      5.03 Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered in person or by facsimile and dispatch by first class mail,(b) the day following dispatch by an overnight courier service (such as Federal, Express or UPS, etc.) or (c) three (3) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

      If to Newco or
      Complete addressed to:            Complete Management, Inc.
                                        254 West 31st Street
                                        New York, New York 10001
                                        Attn: Steven Rabinovici, Chief Executive
                                        Officer
                                        Fax: (212) 594-3176

      with a copy to:                   Morse, Zelnick, Rose & Lander, LLP
                                        450 Park Avenue
                                        New York, New York 10022
                                        Attn: George Lander, Esq.
                                        Fax: (212) 838-9190

      If to a Shareholder addressed to: the address or facsimile number set forth below such
                                        Shareholder's name on Exhibit A

      with a copy to:                   Lowenstein, Sandler, Kohl, Fisher &
                                        Boylan
                                        65 Livingston Avenue
                                        Roseland, NJ 07068
                                        Attn: John MacKay, II, Esq.
                                        Fax: (201) 992-5820

      If to CHN addressed to:           Consumer Health Network, Inc.
                                        17 Flintlock Court
                                        Bernardsville, NJ 07924
                                        Attn:  John F. O'Connor
                                        Fax: (908) 766-4275

      with a copy to:                   Lowenstein, Sandler, Kohl, Fisher &
                                        Boylan
                                        65 Livingston Avenue
                                        Roseland, NJ 06068
                                        Attn: John MacKay, II, Esq.
                                        Fax:  (201) 992-5820

or such other address as any of the parties shall hereafter notify the other parties in writing.

      5.04 Assignability and Amendments. This Agreement and the rights and obligations created hereunder shall not be assignable by any of the parties. This Agreement cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties.

      5.05 Entire Agreement. This Agreement and the Exhibits and Schedules which are a part hereof and the other writings and agreements specifically identified herein contain the entire agreement among the parties with respect to the transactions contemplated herein and supersede all previous written or oral negotiations, commitments and understandings except for an Agreement and Plan of Merger among the Seller, Newco and Complete.

      5.06 Waivers, Remedies. Any condition to the performance of any party hereto which legally may be waived on or prior to the Closing Date may be waived by the party entitled to the benefit thereof. Any waiver must be in writing and signed by the party to be bound thereby. A waiver of any of the terms or conditions of this

Agreement shall not in any way affect, limit or waive a party's rights under any other term or condition of this Agreement. All remedies under this Agreement shall be cumulative and not alternative.

      5.07 Counterparts and Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings (including, without limitation, Article headings and Section titles) are inserted for convenience of reference only and shall not affect its meaning or interpretation.

      5.08 Severability. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

      5.09 No Third-Party Beneficiaries. Nothing contained in this Agreement shall be deemed to confer rights on any Person or to indicate that this Agreement has been entered into for the benefit of any Person, other than the parties hereto.

      5.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 [balance of this page intentionally left blank]

      5.11 Binding Effects. This Agreement shall be binding upon and incur to the benefit of the parties hereto, their successors, legal representatives and assigns.

                             COMPLETE MANAGEMENT, INC.


                             by: /s/ Dennis Simmons
                                 ----------------------------------------
                                 Dennis Simmons, Executive Vice President

                             CHN ACQUISITION CORP.


                             by: /s/ Dennis Simmons
                                 ----------------------------------------
                                 Dennis Simmons, Executive Vice President

                             CONSUMER HEALTH NETWORK, INC.


                             by: /s/ John F.O'Connor
                                 ----------------------------------------
                                 John F. O'Connor, Chairman

              [signatures of shareholders appear on following page]

                             SHAREHOLDERS


                             /s/ John F. O'Connor
                             ---------------------------------------
                             John F. O'Connor


                             /s/ Saverio R. Garruto
                             ---------------------------------------
                             Saverio R. Garruto


                             /s/ Nancy C. Romeo
                             ---------------------------------------
                             Nancy C. Romeo


                             /s/ Joseph H. Carabello
                             ---------------------------------------
                             Joseph H. Carabello, by Gustave Wexler,
                             attorney-in-fact


                             /s/ Stanley T. Hines
                             ---------------------------------------
                             Stanley T. Hines


                             /s/ J. Robert Lackey
                             ---------------------------------------
                             J. Robert Lackey


                             /s/ George W. Reinhard
                             ---------------------------------------
                             George W. Reinhard


                             /s/ Nancy S. McDonough
                             ---------------------------------------
                             Nancy S. McDonough


                             ESTATE OF RICHARD C. MCDONOUGH

                             by: /s/ Nancy S. McDonough
                             ---------------------------------------
                             Nancy S. McDonough, Co-Executrix


                             ESTATE OF RICHARD C. MCDONOUGH

                             by: /s/ Janet M. McDonell
                             ---------------------------------------
                             Janet M. McDonnell, Co-Executrix